SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported25-Oct-01

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2001-HE20
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Oct-01   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Oct-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Oct-01


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-HE20

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Oct-01

DISTRIBUTION SUMMARY

                         Beginning             Current Perio        Accrued
          Original Current Principa Principal  Pass-Through        Interest
Class  Face Value           Amount Distribution        Rate Distributed (1)
A-1    135000000.00    135000000.00   422701.11     2.90000%       326250.00
A-2    102000000.00    102000000.00   172430.82     2.92000%       248200.00
A-IO   237000000.00    237000000.00        0.00     5.34000%      1058833.74
M-1     19600000.00     19600000.00        0.00     3.41000%        55696.67
M-2     11200000.00     11200000.00        0.00     4.01000%        37426.67
B       12200000.00     12200000.00        0.00     5.26000%        53476.67
X      280000050.00    280000050.00        0.00                    374639.01
R             50.00           50.00       50.00     2.92000%            0.12
Total  280000050.00    280000050.00   595181.93                   2154522.88


                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A            0.00134577298.89
  A-2           N/A            0.00101827569.18
 A-IO           N/A            0.00236404868.07
  M-1          0.00            0.00 19600000.00
  M-2          0.00            0.00 11200000.00
    B          0.00            0.00 12200000.00
    X           N/A            0.00279404868.07
    R           N/A            0.00        0.00
Total          0.00            0.00279404868.07

AMOUNTS PER $1,000 UNIT
                                                   Interest          Ending
                              Prin         Int Carry-forward      Curr Prin
ClassCusip            Distribution Distribution      Amount          Amount
A-1  22540VBU5          3.13111934  2.41666667   0.00000000    996.86888066
A-2  22540VBV3          1.69049827  2.43333333   0.00000000    998.30950173
A-IO 22540VBW1          0.00000000  4.46765291   0.00000000    997.48889479
M-1  22540VBY7          0.00000000  2.84166684   0.00000000   1000.00000000
M-2  22540VBZ4          0.00000000  3.34166696   0.00000000   1000.00000000
B    22540VCA8          0.00000000  4.38333361   0.00000000   1000.00000000
X    NA                 0.00000000  1.33799623   0.00000000    997.87435061
R    22540VBX9       1000.00000000  2.40000000   0.00000000      0.00000000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2001-HE20


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA